UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                                FORM 8-K


                              CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  November 14, 1997



                    NATIONAL SEMICONDUCTOR CORPORATION
                    ----------------------------------
         (Exact name of registrant as specified in its charter)


        DELAWARE              1-6453                   95-2095071
        --------              ------                   ----------
(State of incorporation)    (Commission             (I.R.S. Employer
                             File Number)            Identification No.)



                2900 Semiconductor Drive, P.O. Box 58090
                   Santa Clara, California  95052-8090
                   -----------------------------------
                 (Address of principal executive offices)


Registrant's telephone number, including area code:  (408) 721-5000



NATIONAL SEMICONDUCTOR CORPORATION

INDEX



                                                          Page No.
                                                          --------


Item 5. Other Events                                         3

Signature                                                    4





Item 5.  Other Events
---------------------

On November 13, 1997, Cyrix Corporation and National Semiconductor Corporation announced that a class action complaint was filed on November 12, 1997 by a purported Cyrix stockholder in the Superior Court of the State of California for the County of Santa Clara. The complaint names both Cyrix and National as defendants as well as the board of directors and chief executive officer of Cyrix and alleges that the Cyrix board breached its fiduciary duties in connection with its approval of Cyrix's proposed merger with a subsidiary of National. The complaint further alleges that National aided and abetted the alleged breach of fiduciary duty. The complaint seeks monetary and other relief.




SIGNATURE
---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   NATIONAL SEMICONDUCTOR CORPORATION



Date:  November 14, 1997
                                     /s/ Richard D. Crowley, Jr.
                                     ----------------------------------
                                     Richard D. Crowley, Jr.
                                     Vice President and Controller
                                     Signing on behalf of the registrant
                                     and as principal accounting officer







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